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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  May 22, 1997
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                            CHAPARRAL STEEL COMPANY
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             (Exact Name of Registrant as Specified in its Charter)




    Delaware                          1-9944                   75-1424624
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(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)          Identification Number)



       300 Ward Road, Midlothian, Texas                           76065
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    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:  (972) 775-8241
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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.          OTHER EVENTS.

         On May 22, 1997 the Registrant received an offer from Texas Industries, Inc. ("TXI") to acquire the outstanding shares of public stock not currently owned by TXI. The transaction would be in the form of a merger in which the holders of the public stock would receive $14.25 cash for each share of public stock outstanding. Upon consummation of the merger, the Registrant would become a wholly-owned subsidiary of TXI.


ITEM 7.          EXHIBITS.


                 Exhibit 5.1 Texas Industries, Inc. Letter to Board of Directors of Chaparral Steel Company dated May 22. 1997 Presenting Offer to Acquire the Outstanding Shares of Common Stock of Chaparral Steel Company.

                 Exhibit 5.2 "Chaparral Steel Board Receives Offer to Merge" Press Release (Midlothian, Texas - May 22, 1997)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHAPARRAL STEEL COMPANY



Date:     May 30, 1997                     By:    /s/ ROBERT C. MOORE
       ---------------------------------        --------------------------------
                                                  Robert C. Moore
                                                  Vice President & Secretary
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                               INDEX TO EXHIBITS



  Exhibit
  Number                 Description
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   5.1                   Texas Industries, Inc. Letter to Board of Directors
                         of Chaparral Steel Company dated May 22. 1997
                         Presenting Offer to Acquire the Outstanding Shares of
                         Common Stock of Chaparral Steel Company.

   5.2 "Chaparral Steel Board Receives Offer to Merge" Press Release (Midlothian, Texas - May 22, 1997)